Significant accounting policies (Policies)	12 Months Ended
Dec. 31, 2018
Significant accounting policies
Basis Of Presentation And Going Concern Assumption

BASIS OF PREPARATION AND GOING CONCERN ASSUMPTION

The consolidated financial statements are prepared in accordance with the International Financing Reporting Standards (IFRS), issued by the International Accounting Standard Board (IASB) and the interpretations issued by the IASB’s International Financial Reporting Interpretation Committee. The consolidated financial statements provide a general overview of our activities and the results achieved. They give a true and fair view of our financial position, our financial performance and cash flows, on a going concern basis.

New Standards and Interpretations Applicable for the Annual Period

NEW STANDARDS AND INTERPRETATIONS APPLICABLE FOR THE ANNUAL PERIOD BEGINNING ON JANUARY 1, 2018

•	IFRS 9 Financial Instruments and subsequent amendments (applicable for annual periods beginning on or after January 1, 2018)
•	IFRS 15 Revenue from Contracts with Customers, and clarifications on this IFRS (applicable for annual periods beginning on or after January 1, 2018)
•	IFRIC 22 Foreign Currency Transactions and Advance Consideration (applicable for annual periods beginning on or after January 1, 2018)
•	Amendments to IFRS 2 Classification and Measurement of Share-based Payment Transactions (applicable for annual periods beginning on or after January 1, 2018)
•	Amendments to IAS 40—Transfers of Investment Property (applicable for annual periods beginning on or after January 1, 2018)
•	Annual improvements to IFRS Standards (2014‑2016) Cycle (applicable for annual periods beginning on or after January 1, 2018)

The above new applicable standards affected the consolidated financial statements as follows:.

IFRS 15 Revenue from Contracts with Customers

We adopted IFRS 15 on January 1, 2018, using the modified retrospective transition method. The adoption of the new standard resulted in a timing difference of revenue recognition between prior accounting standards and IFRS 15. The cumulative effect of initially applying the new revenue standard was recognized as an adjustment to the opening balance of accumulated deficit and deferred income.

To determine revenue recognition for arrangements that we determine are within the scope of IFRS 15, we perform the following five steps: (i) identify the contract; (ii) identify the performance obligations in the contract; (iii) determine the transaction price; (iv) allocate the transaction price to the performance obligations in the contract; (v) recognize revenue when (or as) the entity satisfies a performance obligation.

As a consequence of the adoption of IFRS 15 on January 1, 2018, our consolidated accumulated losses and deferred income were both increased by €83.2 million, reflecting the impact of the new standard on the revenue recognition of the considerations received related to our ongoing license and collaboration agreements. Differences in accounting treatment compared to the former standard were identified for (i) the milestones payments previously received in the scope of our license and collaboration agreement for filgotinib with Gilead, and (ii) the upfront and milestone payments received related to the license and collaboration agreement with AbbVie for cystic fibrosis, which were fully recognized in revenue in the previous years under the former applicable IFRS standard. The collaboration agreement with AbbVie for cystic fibrosis was modified in 2016. Under IAS 18 this modification was accounted for as a separate contract. However, based on the contract modification guidance under IFRS 15 we determined that the upfront payment should be recognized over the term of the modified contract. Finally, the deferred income balance related to the license fee received from Servier in the scope of our license and collaboration agreement in the field of osteoarthritis was fully reclassified to equity as a consequence of the adoption of the new standard. We refer to the note 5 “Total revenues and other income” for further detail.

The impact of the adoption of IFRS 15 on the consolidated financial statements for the year ended December 31, 2018 is detailed in the table below and is due to changes in the accounting policy for revenue recognition compared to prior accounting standards.

	(Euro, in thousands, except per share data)
Statement of operations	Year ended December 31, 2018
	As reported	Balances in accordance with IAS 18	Effect of change higher / lower (-)
Revenues	€288,836	€232,800	€56,036

Loss before tax	(29,209)	(85,245)	56,036

Income taxes	(50)	(50)	—

Net loss	€(29,259)	€(85,295)	€56,036
Basic & diluted loss per share	€(0.56)	€(1.64)	€1.08

Statement of financial position	December 31, 2018

Deferred income	€149,801	€122,617	€27,184
Accumulated losses	€(297,779)	€(270,595)	€(27,184)

IFRS 9 Financial Instruments

The only financial instrument held by the group subject to change in accounting treatment following the adoption of IFRS 9 – Financial Instruments, was the equity investment in a listed company classified as an available-for-sale financial asset. At December 31, 2017, our balance sheet held shares of this company which were acquired in 2016. The closing price of the share on Euronext as at the end of the year 2017 led to cumulative fair value loss amounting to €0.6 million recognized in other comprehensive income following the accounting treatment applied under IAS 39. Following the adoption of IFRS 9 on January 1, 2018 and considering that the financial asset should be classified and measured at fair value, with changes in fair value recognized in profit or loss, the cumulative fair value loss of €0.6 million previously recognized in other comprehensive income was reclassified to accumulated losses.

Other new standards and interpretations applicable for the annual period beginning on January 1, 2018 did not have any impact on our consolidated financial statements.

Standards And Interpretations Published But Not Yet Applicable For The Anuual Period

STANDARDS AND INTERPRETATIONS PUBLISHED, BUT NOT YET APPLICABLE FOR THE ANNUAL  PERIOD BEGINNING ON  JANUARY 1, 2018

•	IFRS 16 Leases (applicable for annual periods beginning on or after January 1, 2019)
•	IFRS 17 Insurance contracts (applicable for annual periods beginning on or after January 1, 2021, but not yet endorsed in the EU)
•	IFRIC 23 Uncertainty over Income Tax Treatments (applicable for annual periods beginning on or after January 1, 2019)
•	Amendments to IFRS 9 Prepayment Features with Negative Compensation (applicable for annual periods beginning on or after January 1, 2019)
•	Amendments to IAS 28—Long-term Interests in Associates and Joint Ventures (applicable for annual periods beginning on or after January 1, 2019, but not yet endorsed in the EU)
•	Annual improvements to IFRS Standards (2015‑2017) Cycle (applicable for annual periods beginning on or after January 1, 2019, but not yet endorsed in the EU)
•	Amendments to IAS—19 Plan Amendment, Curtailment or Settlement (applicable for annual periods beginning on or after January 1, 2019, but not yet endorsed in the EU)
•	Amendments to References to the Conceptual Framework in IFRS Standards (applicable for annual periods beginning on or after January 1, 2020, but not yet endorsed in the EU)
•

Definition of a Business (Amendments to IFRS 3) (applicable for Business Combinations for which the acquisition date is on or after the beginning of the  first annual reporting period beginning on or after January 1, 2020, but not yet endorsed in the EU)

•	Definition of Material (Amendments to IAS 1 and IAS 8) (applicable for annual periods beginning on or after January 1, 2020, but not yet endorsed in the EU)

Standards issued but not yet effective

A number of new standards are effective for annual periods beginning on or after January 1, 2019 with earlier adoption permitted. However we have not early adopted new or amended standards in preparing these consolidated financial statements.  Of the standards that are not yet effective, we expect IFRS 16 to have a material impact on the financial statements in the period of initial application.

IFRS 16 Leases (applicable for annual periods beginning on or after January 1, 2019)

We are required to adopt IFRS 16 Leases as of January 1, 2019. We will apply IFRS 16 using the modified retrospective approach. Consequently, the cumulative effect of adopting IFRS 16 will be recognized as an adjustment to the opening balance of retained earnings as at January 1, 2019, with no restatement of comparative figures.

We have assessed the estimated impact that the initial application of IFRS 16 will have on our consolidated financial statements, as further described below.

IFRS 16 introduces a single, on-balance sheet lease accounting model for lessees. A lessee recognizes a right-of-use asset representing its right to use the underlying asset and a lease liability representing its obligation to make lease payments.

Galapagos will use the following practical expedients permitted by the standard:

•	Leases of low-value items
•	Short-term leases

We will recognize new assets and liabilities for our leases of mainly buildings and cars.  The nature of the expenses related to those leases will change as we will recognize a depreciation charge for the right-of-use assets and an interest expense on the lease liabilities. Previously we recognized operating lease expenses on a straight-line basis over the term of the lease.

We will apply the practical expedient to grandfather the definition of a lease on transition, applying IFRS 16 to all contracts entered into before January 1, 2019 and identified as leases in accordance with IAS 17 and IFRIC 4. These liabilities are measured at the present value of the remaining lease payments and discounted using our incremental borrowing rate.

In addition, we will no longer recognize provisions for onerous lease contracts, nor any provisions for termination payments or liabilities to spread the lease expenses on a straight-line basis over the term of the contract in case of variable or staggered lease payments.

Based on the information currently available, we estimate that we will recognize right-of-use assets and corresponding lease liabilities of €26.3 million as of January 1, 2019.

In the statement of profit and loss for accounting year 2019, we expect a shift from lease expenses (under the line “operating expenses”) to depreciation charges and interest cost of about €5.3 million. Operating result is expected to increase with approximately €0.2 offset by a higher finance cost of €0.4 million.  The impact on net result is expected to be immaterial.

In the statement of cash flows for accounting year 2019, we expect a shift from cash flow from operating activities to cash flow from financing activities of approximately €4.9 million with no impact on the net increase/(decrease) in cash and cash equivalents.

IFRIC 23 Uncertainty over Income Tax Treatments (applicable for annual periods beginning on or after January 1, 2019)

IFRIC 23 ‘Uncertainty over income tax treatments’ was issued in June 2017 and will be implemented by the group as from January 1, 2019. The Interpretation clarifies that if it is considered probable that a tax authority will accept an uncertain tax treatment, the tax charge should be calculated on that basis. If it is not considered probable, the effect of the uncertainty should be estimated and reflected in the tax charge. In assessing the uncertainty, it is assumed that the tax authority will have full knowledge of all information related to the matter. We performed an assessment of the potential impact of the new interpretation and concluded that it would not have a material impact on our financial statements.

Consolidated Reporting

CONSOLIDATED REPORTING

The consolidated financial statements comprise the financial statements of Galapagos NV and entities controlled by Galapagos NV. Control is achieved where Galapagos NV has the power to  direct the relevant activities of another entity so as to obtain benefits from its activities. The results of subsidiaries are included in the statement of operations and statement of comprehensive income from the effective date of acquisition up to the date when control ceases to exist. Where necessary, adjustments are made to the financial statements of subsidiaries to ensure consistency with our accounting policies. All intra-group transactions, balances, income and expenses are eliminated when preparing the consolidated financial statements.

Intangible Assets

INTANGIBLE ASSETS

Expenditure on research activities is recognized as an expense in the period in which it is incurred.

An internally generated intangible asset arising from our development activities is recognized only if all of the following conditions are met:

•	Technically feasible to complete the intangible asset so that it will be available for use or sale
•	We have the intention to complete the intangible assets and use or sell it
•	We have the ability to use or sell the intangible assets
•	The intangible asset will generate probable future economic benefits, or indicate the existence of a market
•	Adequate technical, financial and other resources to complete the development are available
•	We are able to measure reliably the expenditure attributable to the intangible asset during its development.

The amount capitalized as internally generated intangible assets is the sum of the development costs incurred as of the date that the asset meets the conditions described above.

Internally generated intangible assets are amortized on a straight-line basis over their estimated useful lives. If the recognition criteria for accounting as an intangible asset are not met, development costs are recognized as an expense in the period in which they are incurred.

Intellectual property, which comprises patents, licenses and rights, is measured internally at purchase cost and is amortized on a straight-line basis over the estimated useful life as from the time they are available for use, generally on the following bases:

•	Customer relationships: 1–10 years
•	In process technology: 3–5 years
•	Software & databases: 3–5 years
•	Brands, licenses, patents & know how: 5–15 years

In the event an asset has an indefinite life, this fact is disclosed along with the reasons for being deemed to have an indefinite life. Intangible assets with an indefinite usefull life and intangible assets which are not yet available for use are tested for impairment annually, and whenever there is an indication that the asset might be impaired.

Property, Plant and Equipment

PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment are recognized at cost less accumulated depreciation and any impairment loss. Depreciation is recognized so as to write off the cost of assets over their useful lives, using the straight-line method, on the following bases:

•	Installation & machinery: 4–15 years
•	Furniture, fixtures & vehicles: 4–10 years

Any gain or loss incurred at the disposal of an asset is determined as the difference between the sale proceeds and the carrying amount of the asset, and is recognized in profit or loss.

Leasehold Improvements	LEASEHOLD IMPROVEMENTS Leasehold improvements are depreciated over the term of the lease, unless a shorter useful life is expected.
Assets Held Under Finance Lease

ASSETS HELD UNDER FINANCE LEASE

Assets held under finance leases are depreciated over their useful lives on the same bases as owned assets or, where shorter, over the term of the related lease agreement.

Financial Instruments

FINANCIAL INSTRUMENTS

Financial assets and financial liabilities are recognized on our balance sheet when we become a party to the contractual provisions of the instrument. Hedging and derivatives have never been used: we do not actively  use currency derivatives to hedge planned future cash flows, nor do we make use of forward foreign exchange contracts.  Additionally, we don’t have financial debts as at December 31, 2018.

(i) Financial assets

Financial assets are initially recognized either at fair value or at their transaction price. All recognized financial assets will subsequently be measured at either amortized cost or fair value under IFRS 9 on the basis of both the entity’s business model for managing the financial assets and the contractual cash flow characteristics of the financial asset.

•

a financial asset that (i) is held within a business model whose objective is to collect the contractual cash flows and (ii) has contractual cash flows that are solely payments of principal and interest on the principal amount outstanding is measured at amortized cost (net of any write down for impairment), unless the asset is designated at fair value through profit or loss (FVTPL) under the fair value option;

•

a financial asset that (i) is held within a business model whose objective is achieved both by collecting contractual cash flows and selling financial assets and (ii) has contractual terms that give rise on specified dates to cash flows that are solely payments of principal and interest on the principal amount outstanding, is measured at fair value through other comprehensive income (FVTOCI), unless the asset is designated at FVTPL under the fair value option;

•	all other financial assets are measured at FVTPL;

A financial asset is classified as current when the cash flows expected to flow from the instrument mature within one year.

We derecognize a financial asset when the contractual rights to the cash flows from the asset expire, or we transfer the rights to receive the contractual cash flows on the financial asset in a transaction in which substantially all the risks and rewards of ownership of the financial asset are transferred.

We classify non-derivative financial assets into the following categories:

-financial assets at fair value through profit or loss, (equity instruments)

-financial assets at amortized cost (receivables and cash and cash equivalents).

Financial assets at fair value through profit or loss

Financial assets are designated at fair value through profit or loss if we manage such investments and make purchase and sale decisions based on their fair value in accordance with the our investment strategy. Attributable transaction costs are recognized in profit or loss as incurred. Financial assets at fair value through profit or loss are measured at fair value, and changes therein, which take into account any dividend income, are recognized in profit or loss.

Equity instruments

We hold investments in equity instruments, which based on IFRS 9, are designated as financial assets at fair value through profit or loss, which qualify for level 1 fair value measurement based upon the closing price of such securities on Euronext at each reporting date.

Financial assets at amortized cost

Receivables

Receivables are designated as financial assets measured at amortized costs. They are initially measured either at fair value or at transaction price, if they do not contain a significant financing component, which is the case for substantially all trade receivables.

All receivables are subsequently measured in the balance sheet at amortized cost, which generally corresponds to nominal value less expected credit loss provision.

Receivables mainly comprise trade and other receivables and research and development (R&D) incentives receivables.

The R&D incentives receivables relate to refunds resulting from R&D incentives on research and development expenses in France and Belgium. Research and development incentives receivables are discounted over the period until maturity date according to the appropriate discount rates.

Cash and cash equivalents

Cash and cash equivalents are financial assets measured at amortized costs and comprise cash balances and short-term deposits with maturities of three months or less from the acquisition date that are subject to an insignificant risk of changes in their fair value and are used by Galapagos in the management of its short-term commitments.

Cash and cash equivalents exclude restricted cash which is presented separately in the statement of financial position.

(ii) Financial liabilities

Financial liabilities are initially measured either at fair value or at their transaction price. Subsequent to initial recognition, financial liabilities are measured at amortized cost.

Financial liabilities mainly  comprise trade and other liabilities.

Trade and other liabilities are comprised of liabilities that are due less than one year from the balance sheet date and are in general not interest bearing and settled on an ongoing basis during the financial year. They also include accrued expense related to our research and development project costs.

We derecognize a financial liability when its contractual obligations are discharged, cancelled or expire.

Taxation

TAXATION

Income tax in the profit or loss accounts represents the sum of the current tax and deferred tax.

Current tax is the expected tax payable on the taxable profit of the year. The taxable profit of the year differs from the profit as reported in the financial statements as it excludes items of income or expense that are taxable or deductible in other years and it further excludes items that are never taxable or deductible. Our liability for current tax is calculated using tax rates that have been enacted or substantively enacted by the balance sheet date.

Deferred income tax is provided in full, using the liability-method, on temporary differences arising between the tax bases of assets and liabilities and their carrying amounts in the financial statements. However, the deferred income tax is not accounted for if it arises from the initial recognition of an asset or liability in a transaction other than a business combination that at the time of the transaction affects neither accounting nor taxable profit nor loss.

Deferred income tax is determined using tax rates (and laws) that have been enacted or substantively enacted by the balance sheet date and are expected to apply when the related deferred income tax asset is realized or the deferred income tax liability is settled. Deferred tax assets are recognized to the extent that it is probable that future taxable profit will be available against which the temporary differences can be utilized. As such, a deferred tax asset for the carry forward of unused tax losses will be recognized to the extent that is probable that future taxable profits will be available.

Foreign Currencies

FOREIGN CURRENCIES

•	Functional and presentation currency

Items included in the financial statements of each of our entities are valued using the currency of the primary economic environment in which the entity operates. The consolidated financial statements are presented in Euros, which is our  presentation currency.

•	Transactions and balances in foreign currency

Foreign currency transactions are translated into the functional currency using the exchange rates prevailing at the dates of transaction. We use monthly transaction rates based on the closing exchange rates of the foreign currencies on the last business day of the month preceding the date of the transaction. Foreign currency gains and losses resulting from the settlement of such transactions and from the translation at closing rates of monetary assets and liabilities denominated in foreign currencies are recognized in the statement of operations.

Non-monetary assets and liabilities measured at historical cost that are denominated in foreign currencies are translated using the exchange rate at the date of the transaction.

•	Financial statements of foreign group companies

The results and financial position of all our entities that have a functional currency different from Euro are translated as follows:

•	Assets and liabilities for each balance sheet presented are translated at the closing rate at the date of that balance sheet;
•	Income and expenses for each statement of operations are translated at average exchange rates;
•	All resulting cumulative exchange differences are recognized as a separate component of equity;
•	Such cumulative exchange differences are recognized in profit or loss in the period in which the foreign operation is disposed of.

Recognition Of Expenses Linked To Clinical Trial Milestones

RECOGNITION OF EXPENSES LINKED TO CLINICAL TRIAL MILESTONES

We recognize expenses specifically linked to clinical trial milestones with regard to patient recruitment and patient treatment (i.e. completion), incurred in carrying out clinical trials, in line with actual patient recruitment or treatment at each period end, in reference to the milestone targets for patient recruitment or treatment.

This involves the calculation of clinical trial accruals at each period end, for which an estimation of the expected full clinical trial milestone cost is required, as well as the current stage of patient recruitment or treatment.

Clinical trials usually take place over extended time periods and typically involve a set-up phase, a recruitment phase and a completion phase which ends upon the receipt of a final report containing full statistical analysis of trial results. Accruals for patient recruitment and patient completion are prepared separately for each clinical trial in progress and take into consideration the stage of completion of each trial including the number of patients that have entered the trial and the number of patients that have been treated in the trial. In all cases, the full cost of each trial is expensed by the time the final report is received.

Revenue Recognition

REVENUE RECOGNITION

Revenues to date have consisted principally of milestones, license fees and upfront payments received in connection with collaboration and license agreements. We also generate revenue from our fee-for-service activities.

The revenue recognition policies can be summarized as follows:

We recognize revenue when our customer obtains control of promised goods or services, in an amount that reflects the consideration that we expect to receive in exchange for those goods or services. To determine revenue recognition for agreements that we determine are within the scope of IFRS 15, we perform the following five steps: (i) identify the contract; (ii) identify the performance obligations in the contract; (iii) determine the transaction price; (iv) allocate the transaction price to the performance obligations in the contract; (v) recognize revenue when (or as) the entity satisfies a performance obligation.

Collaboration and license agreements with our commercial partners for research and development activities generally include non-refundable upfront fees; costs reimbursements; milestone payments, the receipt of which is dependent upon the achievement of certain clinical, regulatory or commercial milestones; license fees, royalties on sales and sometimes profits sharing arrangements.

At contract inception, we assess whether the contract is in scope of IFRS 15. Then, we identify the goods and services promised in the contract, and assess whether they should be seen as distinct performance obligations or not. We then recognize as revenue the amount of the transaction price that is allocated to the respective performance obligation when (or as) the performance obligation is satisfied.

License fees or upfront payments:

If the license to Galapagos’ intellectual property is determined to be distinct from the other performance obligations identified in the arrangement, we recognize revenues from non-refundable upfront fees allocated to the license at the point in time the license is transferred to the customer and the customer has the right to use the license.

For licenses that are bundled with other promises, we utilize judgment to assess the nature of the combined performance obligation to determine whether the combined performance obligation is satisfied over time or at a point in time. If over time, revenue is then recognized based on a pattern that best reflects the transfer of control of the service to the customer.

Milestone Payments:

A milestone payment is only included in the transaction price as when the achievement of the related milestone event is highly probable (usually at the time of achievement of the milestone event). We estimate the amount to be included in the transaction price using the most likely amount method. The transaction price is then allocated to each performance obligation on a relative stand-alone selling price basis, for which we recognize revenue as or when the performance obligations under the contract are satisfied. At the end of each subsequent reporting period, we re-evaluate the probability of achievement of such milestones and any related constraint, and if necessary, adjust our estimate of the overall transaction price. Any such adjustments are recorded on a cumulative catch-up basis, which would affect revenue and earnings in the period of adjustment.

Reimbursement Income for R&D Services:

Collaboration and license agreements may include reimbursement or cost sharing for research and development  services: such as outsourcing costs and payment for FTEs at contractual rates. R&D services are performed and satisfied over time given that the customer simultaneously receives and consumes the benefits provided by us.

Such costs reimbursements received are recognized in revenues when costs are incurred and agreed by the parties when we are acting as a principal in the scope of our stake of the R&D activities. If the later condition is not fulfilled, costs reimbursements are accounted for as a decrease of the related expenses.

Royalties:

License and collaboration agreements include sales-based royalties, including commercial milestone payments based on the level of sales, and the license has been deemed to be the predominant item to which the royalties relate. Related revenue is recognized as the subsequent underlying sales occur.

Revenue recognition policies applicable to periods ended December 31, 2017 and prior

The revenue recognition policies applicable to periods ended December 31, 2017 and prior, can be summarized as follows:

Upfront payments

Non-refundable, upfront payments received in connection with research and development collaboration agreements are deferred and recognized over the relevant, required periods of our involvement. The payments and our involvement relate to a contractually defined phase of the project. At inception, management estimates the period of our involvement as well as the cost involved in the project. Upfront payments are recognized over the estimated period of involvement, either on a straight line basis or based on the cost incurred under the project if such cost can be reliably estimated. Periodically we reassess the estimated time and our cost to complete the project phase and adjust the time period over which the revenue is deferred accordingly.

Milestone payments

Research milestone payments are recognized as revenues when achieved. In addition, the payments have to be acquired irrevocably and the milestone payment amount needs to be substantive and commensurate with the magnitude of the related achievement. Milestone payments that are not substantive, not commensurate or that are not irrevocable are recorded as deferred revenue. Revenue from these activities can vary significantly from period to period due to the timing of milestones.

Reimbursement income

Cost reimbursements resulting from license and collaboration agreements with our commercial partners are recognized as reimbursement income in revenue as the related costs are incurred and upon agreement by the parties involved. The corresponding expenses are included in research and development expenditure.

Cost reimbursements from collaboration in which we share equally in the risks and benefits associated with development of a specific drug with a collaboration partner are recognized as decrease of the related incurred research and development expenditure.

Licenses

Revenues from term licenses are spread over the period to which the licenses relate, reflecting the obligation over the term, to update content and provide ongoing maintenance. Revenues from perpetual licenses are recognized immediately upon sale to the extent that there are no further obligations.

Royalties

Royalty revenues are recognized when we can reliably estimate such amounts and collectability is reasonably assured. As such, we generally recognize royalty revenues in the period in which the licensees are reporting the royalties to us through royalty reports, that is, royalty revenues are generally recognized in arrears, i.e. after the period in which sales by the licensees occurred. Under this accounting policy, the royalty revenues we report are not based upon our estimates and such royalty revenues are typically reported in the same period in which we receive payment from our licensees.

OTHER INCOME

Grants and R&D incentives

As we carry out extensive research and development activities, we benefit from various grants and R&D incentives from certain governmental agencies. These grants and R&D incentives generally aim to partly reimburse approved expenditures incurred in our research and development efforts and are credited to the statement of operations, under other income, when the relevant expenditure has been incurred and there is reasonable assurance that the grants or R&D incentives are receivable.

Interests In Joint Operations

INTERESTS IN JOINT OPERATIONS

A joint operation is a joint arrangement whereby the parties that have joint control of the arrangement have rights to the assets and obligations for the liabilities, relating to the arrangement. Joint control is the contractually agreed sharing of control of an arrangement, which exists only when decisions about the relevant activities require unanimous consent of the parties sharing control.

When we undertake our activities under joint operations, we as a joint operator recognize in relation to our interest in a joint operation:

•	Our assets, including our share of any assets held jointly
•	Our liabilities, including our share of any liabilities incurred jointly
•	Our revenue from the sale of our share of the output arising from the joint operation
•	Our share of the revenue from the sale of the output by the joint operation
•	Our expenses, including our share of any expenses incurred jointly

We account for the assets, liabilities, revenues and expenses relating to our interest in a joint operation in accordance with IFRSs applicable to the particular assets, liabilities, revenues and expenses.

When we transact with a joint operation in which we are a joint operator (such as sale or contribution of assets), we are considered to be concluding the transaction with the other parties to the joint operation, and gains and losses resulting from the transactions are recognized in our consolidated financial statements only to the extent of other parties’ interests in the joint operation.

When we transact with a joint operation in which we are a joint operator (such as purchase of assets), we do not recognize our share of the gains and losses until we resell those assets to a third party.

Equity Instruments	EQUITY INSTRUMENTS Equity instruments issued by us are measured by the fair value of the proceeds received, net of direct issue costs.
Employee Benefits

EMPLOYEE BENEFITS

a/ Defined contribution plans

Contributions to defined contribution pension plans are recognized as an expense in the statement of operations as incurred.

b/ Defined benefit plans

For defined retirement benefit plans, the cost of providing benefits is determined using the projected unit credit method, with actuarial valuations being carried out at the end of each annual reporting period. Re-measurement, comprising actuarial gains and losses, the effect of the changes to the asset ceiling (if applicable) and the return on plan assets (excluding interest), is reflected immediately in the statement of financial position with a charge or credit recognized in other comprehensive income in the period in which they occur. Re-measurement recognized in other comprehensive income is reflected immediately in retained earnings and will not be reclassified to profit or loss. Past service cost is recognized in profit or loss in the period of a plan amendment. Net interest is calculated by applying the discount rate at the beginning of the period to the net defined benefit liability or asset. Defined benefit costs are categorized as follows:

•	Service cost (including current service cost, past service cost, as well as gains and losses on curtailments and settlements)
•	Net interest expenses or income
•	Re-measurement

The retirement benefit obligation recognized in the consolidated statement of financial position represents the actual deficit or surplus in the defined benefit plans. Any surplus resulting from this calculation is limited to the present value of any economic benefits available in the form of refunds from the plans or a reduction in future contributions to the plans. A liability for a termination benefit is recognized at the earlier of when we can no longer withdraw the offer of the termination benefit and when we recognize any related restructuring costs.

c/ Staff bonus plan

We recognize an expense in the statement of operations for staff bonus plans.

d/ Management bonus plan

The executive committee members, together with other senior managers, are eligible to receive bonuses under the Senior Management Bonus Scheme established in 2006. Pursuant to the rules of the Senior Management Bonus Scheme, 50% of the bonus is paid immediately around year-end and the payment of the remaining 50% is deferred for three years. The deferred 50% component is dependent on the Galapagos share price change relative to the Next Biotech Index (which tracks Euronext-listed biotech companies). The Galapagos share price and the Next Biotech Index at the start and end of the 3‑year period is calculated by the average price over the preceding and last month of the 3‑year period, respectively.

•	If the Galapagos share price change is better than or equal to the change in the Next Biotech Index, the deferred bonus will be adjusted by the share price increase/decrease percentage and paid out
•

If the Galapagos share price change is up to 10% worse than the change in the Next Biotech Index, 50% of the deferred bonus will be adjusted by the share price increase/decrease percentage and paid out, and the remainder will be forfeited

•	If the Galapagos share price change is more than 10% worse than the change in the Next Biotech Index the deferred bonus will be forfeited

The possible payment of the deferred component of the Senior Management Bonus Schemes within three years is recognized at the moment that the bonus amount is determined, based on the fair value of the liability at each reporting period. The fair value of the liability is measured by use of the Monte Carlo valuation model taking into consideration (a) the average reference price of the Galapagos share and Next Biotech Index, (b) the average price of the reporting period of the Galapagos share and the Next Biotech Index, (c) the simulation of the evolution of the Galapagos share price and the Next Biotech Index based on their volatility and correlation until maturity of the bonus, (d) the applicable discount rates at the end of the reporting period and (e) the probability of the number of beneficiaries assumed to stay with us until maturity of the bonus. The changes in fair value are recognized in profit or loss for the period.

Share-Based Payments

SHARE-BASED PAYMENTS

We grant equity-settled incentives to certain employees, directors and consultants in the form of warrants. Equity-settled warrants are measured at fair value at the date of acceptance. The fair value determined at the acceptance date of the warrants is expensed over time until the end of the vesting period, based on our estimate of warrants that are expected to be exercised. Fair value is measured by use of the Black & Scholes model. The expected life used in the model has been adjusted, based on management’s best estimate, for the effects of non-transferability, exercise restrictions, and behavioral considerations.

Provisions

PROVISIONS

Provisions are recognized on the balance sheet when we have a present obligation as a result of a past event; when it is probable that an outflow of resources embodying economic benefits will be required to settle the obligations and a reliable estimate can be made of the amount of the obligations. The amount recognized as a provision is the best estimate of the expenditure required to settle the present obligation at the balance sheet date. If the effect is material, provisions are determined by discounting the expected future cash flows at a pre-tax rate that reflects current market assessments of the time value of the money and, when appropriate, the risk specific to the liability.

Finance and Operating Leases

FINANCE AND OPERATING LEASES

Leases are classified as finance leases whenever the terms of the lease substantially transfer all the risks and rewards of ownership to the lessee. All other leases are classified as operating leases.

Assets held under finance leases are recognized as our assets at their fair value or, if lower, at the present value of the minimum lease payments, each determined at the inception of the lease. The corresponding liability to the lessor is included in the balance sheet as a finance lease obligation. The payments are divided proportionally between the financial costs and a diminution of the outstanding balance of the obligation, so that the periodic interest rate on the outstanding balance of the obligation would be constant. Interest is recognized in the statement of operations, unless it is directly attributable to the corresponding asset, in which case it is capitalized.

Rents paid on operating leases are charged to income on a straight-line basis over the term of the relevant lease. Benefits received and receivable as an incentive to enter into an operating lease are also spread on a straight-line basis over the lease term.

Impairment

IMPAIRMENT

(i) Financial assets

The impairment loss of a financial asset measured at amortized cost is calculated based on the expected loss model.

For trade receivables that do not contain a significant financing component (i.e. substantially all trade receivables), the loss allowance is measured at an amount equal to lifetime expected credit losses. Those are the expected credit losses that result from all possible default events over the expected life of those trade receivables.

Impairment losses are recognized in the consolidated statement of operations.

(ii) Tangible and intangible assets

At each balance sheet date, we review the carrying amount of our tangible and intangible assets to determine whether there is any indication that those assets have suffered an impairment loss. If any such indication exists, the recoverable amount of the asset is estimated in order to determine the extent of the impairment loss (if any). Where the asset does not generate cash flows that are independent from other assets, we estimate the recoverable amount of the cash-generating unit to which the asset belongs.

If the recoverable amount of an asset or cash generating unit is estimated to be less than the carrying amount, the carrying amount of the asset is reduced to its recoverable amount. An impairment loss is recognized as an expense immediately.

When an impairment loss subsequently reverses, the carrying amount of the asset is increased to the revised estimate of its recoverable amount, but so that the increased carrying amount does not exceed the carrying amount that would have been determined, had no impairment loss been recognized for the asset in prior years. A reversal of an impairment loss resulting from a sale of a subsidiary is recognized as income. In other cases impairment losses of goodwill are never reversed.

Net Income / Loss Per Share

NET INCOME / LOSS PER SHARE

Basic net income/loss per share is computed based on the weighted average number of shares outstanding during the period. Diluted net income per share is computed based on the weighted average number of shares outstanding including the dilutive effect of warrants, if any.

Segment Reporting

SEGMENT REPORTING

Segment results include revenue and expenses directly attributable to a segment and the relevant portion of revenue and expenses that can be allocated on a reasonable basis to a segment. Segment assets and liabilities comprise those operating assets and liabilities that are directly attributable to the segment or can be allocated to the segment on a reasonable basis; and do not include income tax items. We have only two segments